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                                                        EXHIBIT 10.17A

                              AMENDMENT NO. 1 TO
                         SERIES B CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to the Series B Convertible Preferred Stock Purchase Agreement dated as of February 27, 1996 (the "Purchase Agreement") is made as of the 7th day of June, 1996, by and between Business@Web, Inc., a Delaware corporation (the "Company"), and Hewlett-Packard Company, a California corporation (the "Purchaser"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

                              W I T N E S S E T H:
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     WHEREAS, the parties desire to amend the Purchase Agreement in certain respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1.  Right of First Refusal.  Section 5.09 of the Purchase Agreement is
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hereby amended to read in its entirety as follows:

     "As long as the Purchaser holds at least 50,000 Preferred Shares or Conversion Shares, in the event the Company proposes to issue any of its securities (other than debt securities with no equity feature) (whether such securities are to be registered under the Securities Act of 1933, as amended, or are to be unregistered) directly to, or to any subsidiary or affiliate, of (i) Digital Equipment Corporation, International Business Machines Corporation, Silicon Graphics, Inc., Sun Microsystems, Inc., or Unisys Corp. (each, a "Hardware Manufacturing Competitor") or (ii) any other person which derives at least fifty percent (50%) of its revenue from the manufacture or sale of computer hardware (a "Hardware Manufacturer") in a transaction which is negotiated directly with a Hardware Manufacturing Competitor or Hardware Manufacturer (the "Direct Issuance"), the Company shall offer to the Purchaser, by written notice, the right, for a period of 20 days (in the case of a Hardware Manufacturing Competitor) or ten days (in the case of a Hardware Manufacturer), to purchase all, but not less than all, of such securities at the same price and on the same terms as those on which the Company proposes to issue such securities to the Hardware Manufacturing Competitor or Hardware Manufacturer. The Company's written notice to the Purchaser shall identify the Hardware Manufacturing Competitor or Hardware Manufacturer to whom the proposed Direct Issuance will be made and shall describe the securities proposed to be issued and specify the number, price and payment terms. The Purchaser may accept the Company's offer as to the full number of securities offered to it, but not for any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid 20-day or 10-day period (whichever is applicable) and prior to 120 days after the date of its notice of offer to the Purchaser to offer

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and sell to the identified Hardware Manufacturing Competitor or Hardware
Manufacturer the offered securities at a price and on payment terms no less favorable to the Company than those specified in the notice of offer to the Purchaser. However, if such sale to the identified Hardware Manufacturing Competitor or Hardware Manufacturer is not consummated within such period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 5.09."


    2.   Ratification of Purchase Agreement.  The Purchase Agreement, as amended
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by this Amendment No.1, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, the Purchase Agreement shall continue in full force and effect in accordance with the terms thereof. As used in the Purchase Agreement, the terms "this Agreement,' "herein," "hereinafter," "hereto" and words of similar import shall be deemed to refer from and after the date hereof to the Purchase Agreement as amended by this Amendment No.1.

                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed as of the date set forth above.

                       BUSINESS@WEB, INC.

                       By:  /s/ Eric Sockol
                            ------------------
                            Name: Eric Sockol
                            Title: CFO

                       HEWLETT-PACKARD COMPANY

                       By:  /s/ Ann O. Baskins
                            ------------------
                            Name: Ann O. Baskins
                            Title:   Assistant Secretary
                                      and Managing Counsel


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